Exhibit 10.25
                                     FORM OF
                       FIRST AMENDMENT TO LEASE AGREEMENT

                  THIS FIRST AMENDMENT TO LEASE AGREEMENT ("Amendment") is made effective as of the 30th day of September, 1999 ("Effective Date") between PENNSYLVANIA BCC PROPERTIES, INC., a corporation organized under the laws of the State of Pennsylvania ("Landlord"), having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603, and BALANCED CARE AT
[       ], INC., a corporation organized under the laws of the State of Delaware
("Tenant"), having its principal office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055.

                                 R E C I T A L S

                  A. Landlord leased to Balanced Care at [          ], Inc., a
corporation organized under the laws of the State of Delaware ("Tenant")
property located in [         ], Pennsylvania ("Property") pursuant to a Lease
Agreement dated as of March 15, 1999 ("Lease"). Tenant is operating a [   ]-unit
([    ]-bed) [     ] facility ("Facility") on the Property.

                  B. The Lease is guaranteed by the Unconditional and Continuing Lease Guaranty of Balanced Care Corporation ("Guarantor") dated as of March 15, 1999 ("Guaranty").

                  C. Tenant and Guarantor have requested certain changes to the financial covenants contained in the Lease; Landlord has agreed to this request. Tenant and Landlord now desire to amend the Lease to reflect these changes.

                  NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows.

                  1. Definitions. Any capitalized terms not defined in this Amendment shall have the meaning set forth in the Lease.

                  2. Financial Covenants.

                     (a) Section 15.7.3 of the Lease is amended to read in its entirety as follows:

                           15.7.3 Net Worth. Guarantor shall maintain for each fiscal quarter a Net Worth and equity capitalization of not less than $35,000,000.00.

                  (b) Section 15.7.5 of the Lease is amended to read in its entirety as follows:

                           15.7.5 Debt to Equity Ratio. Guarantor shall maintain for each fiscal quarter a ratio of total indebtedness to shareholders' equity not to exceed 10.0 to 1.0. The aggregate lease amount under all capitalized and operating leases shall be included as indebtedness and all subordinated debt shall be included as equity. For purposes of this section, "operating leases" shall include all future lease obligations where Guarantor is not currently the tenant but has an option to purchase the equity interest in or assets of the tenant or where Guarantor otherwise has rights to purchase the assets or equity of the tenant or where Guarantor has agreed to fund operating shortfalls in connection with the operation of the facility by the tenant.

                  3. Affirmation. Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

                  4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

                  5. Representations and Warranties. Tenant affirms all representations and warranties contained in the Lease as of the Effective Date.

                  6. Further Modification. The Lease may be further modified only by a writing signed by Landlord and Tenant.

                  7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof.

                  8. Consent of Guarantor. This Amendment shall have no force or effect unless and until Guarantor has executed the Consent set forth below.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

Signed and acknowledged
in the presence of:                          PENNSYLVANIA BCC PROPERTIES, INC.

Signature /s/ Rita J. Rogge                  By: /s/ Erin C. Ibele
Print Name Rita J. Rogge                       Title: Vice President and
                                               Secretary
Signature /s/ Jay P. Morgan
Print Name Jay P. Morgan

                                             BALANCED CARE AT [     ], INC.

Signature /s/ Jaynelle D. Covert             By: /s/ Robin L. Barber
Print Name Jaynelle D. Covert                  Title: Vice President and
                                               Secretary
Signature /s/ Angela A. Kelly
Print Name Angela A. Kelly

STATE OF OHIO                       )
                                    ) SS:
COUNTY OF LUCAS                     )

                  The foregoing instrument was acknowledged before me this 26th day of October, 1999 by Erin C. Ibele, the Vice President and Corporate Secretary of Pennsylvania BCC Properties, Inc., a Pennsylvania corporation, on behalf of the corporation.

                                                              /s/ Rita J. Rogge
                                                              Notary Public


My Commission Expires: August 26, 2000                        [SEAL]

STATE OF PENNSYLVANIA       )
                            ) SS:
COUNTY OF CUMBERLAND        )

                  The foregoing instrument was acknowledged before me this 27th day of October, 1999 by Robin L. Barber, the Vice President and Secretary of
Balanced Care at [             ], Inc., a Delaware corporation, on behalf of the
corporation.

                                                 /s/ Barbara E. Davis
                                                 Notary Public


My Commission Expires: August 20,2002                [SEAL]

THIS INSTRUMENT PREPARED BY:
Cynthia L. Rerucha, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson Street
Toledo, Ohio 43624

                              CONSENT OF GUARANTOR


                  Guarantor hereby [i] consents to the foregoing Amendment; [ii] agrees to be bound by the terms and provisions of the Amendment to the extent applicable to Guarantor pursuant to the Guaranty, as amended from time to time; [iii] affirms the Guaranty which shall remain in full force and effect; and [iv] waives any suretyship defenses arising in connection with the Amendment.


BALANCED CARE CORPORATION

By: /s/ Robin L. Barber
         Title: Senior Vice President and Counsel;
         Assistant Secretary